UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  June 21, 2010

Image Sensing Systems, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-26056	41-1519168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Spruce Tree Centre, 1600 University Avenue West, St. Paul, Minnesota		55104
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  (651) 603-7700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amendment is being filed to amend and supplement Item 9.01 of Current Report on Form 8-K filed by Image Sensing Systems, Inc. on June 23, 2011, to include the financial statements and pro forma financial information described in Item 9.01 below.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

          (a) Financial Statements of Business Acquired. The audited consolidated financial statements of CitySync Limited (“CitySync”) as of January 31, 2010 and the year then ended are filed as Exhibit 99.1 to this amendment.

          The unaudited consolidated balance sheet and profit and loss account of CitySync as of and for the three months ended April 30, 2010 are filed as Exhibit 99.2 to this amendment.

          (b) Pro Forma Financial Information. The pro forma financial information as of December 31, 2009 and the year then ended and the three months ended March 31, 2010 is filed as Exhibit 99.3 to this amendment.

          (c) Exhibits. The following documents are hereby filed as exhibits to this Current Report on Form 8-K:

Exhibit No.

23.1	Consent of Raffingers Stuart, Registered Auditors.

99.1	Audited consolidated financial statements of CitySync as of January 31, 2010 and the year then ended.

99.2	Unaudited consolidated balance sheet and profit and loss account of CitySync as of April 30, 2010 and for the three months ended April 30, 2010 and 2009.

99.3	Unaudited pro forma condensed combined financial statements.

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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 4, 2010	Image Sensing Systems, Inc.

	By:	/s/ Gregory R. L. Smith
Gregory R. L. Smith
Chief Financial Officer
(Principal Financial Officer)

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EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Raffingers Stuart, Registered Auditors.

99.1	Audited consolidated financial statements of CitySync as of January 31, 2010 and the year then ended.

99.2	Unaudited consolidated balance sheet and profit and loss account of CitySync as of April 30, 2010 and for the three months ended April 30, 2010 and 2009.

99.3	Unaudited pro forma condensed combined financial statements.

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